Exhibit 10.05

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

HAWAIIAN HOLDINGS, INC.

AND

THE HOLDERS PARTY HERETO

DATED AS OF MARCH 13, 2006

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REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of March 13, 2006 (this “Agreement”), by and among Hawaiian Holdings, Inc., a Delaware corporation (the “Company”), and the Holders executing a signature page hereto. Unless otherwise provided, capitalized terms used herein are defined in Article I below.

RECITALS:

A.                                   The Company, Hawaiian Airlines, Inc., a Delaware corporation, as borrower (“Hawaiian”), Canyon Capital Advisors, LLC, a Delaware limited liability company, as agent, and the lenders from time to time party thereto (the “Lenders”) are party to that certain Credit Agreement, dated June 2, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.                                     Pursuant to an amendment to the Credit Agreement of even date herewith, the Lenders are willing to provide additional financing to Hawaiian pursuant to the terms and conditions set forth therein.

C.                                     In connection with the consummation of the transactions contemplated by the Credit Agreement, warrants to purchase an aggregate of 4,050,000 shares of Common Stock of the Company shall be issued or issuable to the Lenders or their Affiliates (the “Warrants”).

D.                                    Pursuant to the terms and conditions set forth in this Agreement, the Company herein grants to the Lenders or their Affiliates registration rights with respect to the shares of Common Stock of the Company issuable on the exercise of the Warrants.

E.                                      The Company and the Holders party hereto desire to set forth certain agreements herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01.                             Definitions. The following terms shall have the meanings ascribed to them below:

“Affiliate”  has the meaning set forth in the Credit Agreement.

“Agreement” means this Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments thereto.

“Board” or “Board of Directors” shall mean the Board of Directors of the Company.

“Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, par value $0.01 per share, of the Company or other publicly traded securities into which the Warrants are exercisable.

“Company” has the meaning set forth in the preamble to this Agreement.

“Credit Agreement” has the meaning set forth in recitals to this Agreement.

“Damages” has the meaning set forth in Section 3.01.

“Demand Registration” has the meaning set forth in Section 2.01(a).

“Designated Registration Statement” shall mean Company’s Form S-1 Registration Statement, File No. 333-129503.

“Effectiveness Date” means the date that is four months following the Filing Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Filing Date” means the date that is two months following the date hereof.

“Hawaiian” means Hawaiian Airlines, Inc., a Delaware corporation and wholly-owned subsidiary of the Company.

“Holder” means any Person owning of record Registrable Securities that have not been sold to the public or any permitted assignee of record of such Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 3.03(c).

“Indemnifying Party” has the meaning set forth in Section 3.03(c).

“Law” means any treaty, statute, ordinance, code, rule, regulation, order or other legal requirement enacted, adopted, promulgated, applied or followed by any governmental body.

“Lenders” has the meaning set forth in the recitals to this Agreement.

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“Person” means any natural person, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

“Piggy-Back Registration” has the meaning set forth in Section 2.02(a).

“Registration Expenses” has the meaning set forth in Section 2.03.

“Registrable Securities” means the shares of Common Stock into which the Warrants are exercisable and any additional shares of Common Stock acquired by the Holders by way of a dividend, stock split, preemptive rights, recapitalization or other distribution in respect of the Warrants, including additional shares of Common Stock that may be issued pursuant to Section 2.06 hereof. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such shares of Common Stock has been declared effective by the Commission and such shares of Common Stock have been disposed of pursuant to such effective Registration Statement, (ii) such shares of Common Stock shall have been or all remaining Registrable Securities held by such Holder could be sold under circumstances in which all of the applicable conditions of Rule 144(k) (or any similar provisions then in force) under the Securities Act are met, (iii) such shares of Common Stock have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such Common Stock not bearing a restrictive legend and not subject to any stop order and such Common Stock may be publicly resold by the Person receiving such certificate without complying with the registration requirements of the Securities Act, or (iv) such shares of Common Stock shall have ceased to be outstanding.

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement (which registration statement may include the Designated Registration Statement, if such registration statement covers any of the Registrable Securities), including the prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Shelf Registration” means a Registration Statement pursuant to a non-underwritten offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Warrants” has the meaning set forth in the recitals.

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ARTICLE II.

REGISTRATION RIGHTS

Section 2.01.                             Demand Registration.

(a)                                  Demand Registration. Subject to the blackout provisions contained in Section 2.05, the Holders shall have the right to require the Company to file a Registration Statement under the Securities Act (a “Demand Registration”) covering all or any part of their respective Registrable Securities, pursuant to a non-underwritten offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act, by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by such Holder or Holders and the intended method of distribution thereof. As soon as practicable after the receipt of such demand, the Company will use its commercially reasonable efforts to effect such registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) of the Registrable Securities which the Company has been so requested to register for distribution in accordance with such intended method of distribution; provided, however, that the Company shall not be obligated to take any action to effect any such Demand Registration, pursuant to this Section 2.01(a):

(i)                                     if Registrable Securities corresponding to at least 25% of the originally issued Registrable Securities or having an aggregate market value of at least $5,000,000 (which market value shall be determined by multiplying the number of Registrable Securities to be included in the Demand Registration by the proposed per share offering price) are not included in the Demand Registration;

(ii)                                  during the period of time starting with the date 60 days immediately prior to the Company’s estimated date of filing of, and ending on the date 90 days (or 180 days in the case of an underwritten public offering) immediately following the effective date of any registration statement pertaining to securities issued for the account of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan); provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; provided, further, that the Company shall not exercise such right more than once in any 12-month period; or

(iii)                               of any Registrable Securities if such Registrable Securities are then covered by an effective Registration Statement.

(b)                                 Effective Registration. A registration will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after it has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of the Registrable Securities pursuant to the registration, and, as a result thereof, two-thirds of the Registrable Securities covered thereby have not been sold, then such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.01 is deemed not to have been effected or (ii) the registration requested pursuant to this Section 2.01 does not

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remain effective until such time as when two-thirds of the Registrable Securities covered thereby have been sold, then the Company shall continue to be obligated to effect such registration pursuant to this Section 2.01 without giving effect to such requested registration. Each Holder of Registrable Securities shall be permitted to withdraw all or any part of its Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration, provided that such registration shall nonetheless count as a Demand Registration under Section 2.01(a) hereof unless such withdrawing Holder(s) agree(s) to be responsible for all reasonable fees and expenses (including reasonable fees and expenses of counsel) incurred by the Company prior to such withdrawal.

Section 2.02.                             Piggy-Back Registration.

(a)                                  Notice of Registration. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) or for the account of any of its security holders, the Company will give each Holder written notice of such filing at least 20 days (5 days in the case of the Designated Registration Statement) prior to filing such registration statement and such notice shall offer each Holder the opportunity to register the number of Registrable Securities as such Holder may request in writing. Upon the written request of such Holder made within ten days (4 days in the case of the Designated Registration Statement) after receipt of such notice by the Company (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company shall include in such registration all of the Registrable Securities specified in such request or requests in accordance with the provisions of this Section 2.02(a) (a “Piggy-Back Registration”).

(b)                                 Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.02(a) hereof. In such event, the right of any Holder to registration pursuant to Section 2.02(a) hereof shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of the Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing Underwriter selected for such underwriting by the Company. The Company shall use its commercially reasonable efforts to cause the managing Underwriter to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company (whether sold by the Company or a security holder other than the Holders) included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Notwithstanding anything to the contrary contained herein, if the managing underwriter advises the Company in writing that in its reasonable opinion the number of equity securities requested to be included in such Piggy-Back Registration exceeds the number which can be sold in such offering, the Company will include in such Piggy-Back Registration: (i) first, the number of shares of Common Stock requested to be included by the holders of the Company exercising their demand registration rights, if any, (ii) second, the number of shares to be offered by the Company, and (iii) third, that number of other

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shares of Common Stock proposed to be included in such Piggy-Back Registration; and the Company shall so advise all Holders of such limitation (or exclusion, if applicable).

(c)                                  Right to Terminate Registration.

(i)                                     The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.02 prior to the effectiveness of the related Registration Statement and shall have no obligation to register any Registrable Securities in connection with such registration, except to the extent provided herein. The Registration Expenses of such withdrawn Piggy-Back Registration shall be borne by the Company in accordance with Section 2.03 hereof.

(ii)                                  Any Holder shall have the right to withdraw its request for inclusion of the Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of its request to withdraw prior to the planned effective date of the related Registration Statement.

Section 2.03.                             Registration Expenses. In connection with registrations pursuant to Sections 2.01 and 2.02 hereof, the Company shall pay all of the registration expenses incurred in connection with the registration thereunder (the “Registration Expenses”), including, without limitation, all: (i) reasonable registration and filing fees, (ii) reasonable fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) reasonable processing, duplicating and printing expenses, (iv) of the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested but not the cost of any audit other than a year end audit), (vii) fees and expenses of any special experts retained by the Company in connection with such registration, and (viii) reasonable fees and expenses of one firm of counsel for the Holders to be selected by the Holders of a majority of the Registrable Securities to be included in such registration, which must be the same firm used for any other secondary shares covered by such registration (“Holders’ Counsel”), in an amount not to exceed $35,000. Notwithstanding the foregoing, each Holder shall be responsible for any underwriting fees, discounts or commissions attributable to the sale of the Registrable Securities pursuant to a Registration Statement under the Securities Act.

Section 2.04.                             Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. In connection with any such registration:

(a)                                  The Company will promptly prepare and file with the Commission a Registration Statement on Form S-3 (unless the Company does not qualify for use of Form S-3, in which case such registration statement shall be a Form S-1 or other form that the Company is

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eligible to use) under the Securities Act (or another appropriate form reasonably acceptable to the Holders) and use its commercially reasonable efforts to cause such Registration Statement to become and remain effective until the completion of the distribution contemplated thereby; provided, however, the Company shall not be required to keep such Registration Statement effective for more than 180 days in the case of registrations effected pursuant to Sections 2.01 and 2.02 hereof (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold); provided, further, however that, in the case of a Shelf Registration, the Company shall be required to keep such Registration Statement effective until the date when all Registrable Securities covered by such Registration Statement cease to be Registrable Securities.

(b)                                 The Company will promptly prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; cause the prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement or supplement to the prospectus.

(c)                                  The Company, at least 10 days prior to filing a Registration Statement or at least five days prior to filing a prospectus or any amendment or supplement to such Registration Statement or prospectus, will furnish to (i) each Holder, (ii) Holders’ Counsel and (iii) each Underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement and each amendment or supplement as proposed to be filed, together with exhibits thereto, which documents will be subject to reasonable review and approval (which approval may not be unreasonably withheld) by each of the foregoing within five days after delivery (except that such review and approval of any prospectus or any amendment or supplement to such Registration Statement or prospectus must be within three days), and thereafter, furnish to such Holders, Holders’ Counsel and Underwriters, if any, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as such Holder, Holders’ Counsel or Underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities; provided, however, that notwithstanding the foregoing, if the Company intends to file any prospectus, prospectus supplement or prospectus sticker which does not make any material changes in the documents already filed (including, without limitation, any prospectus under Rule 430A, 430B, 430C or 424(b)), then Holders’ Counsel will be afforded such opportunity to review such documents prior to filing consistent with the time constraints involved in filing such document, but in any event no less than one day.

(d)                                 The Company will promptly notify each Holder of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it at the earliest possible moment if entered.

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(e)                                  On or prior to the date on which the Registration Statement is declared effective, the Company shall use its best efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any Holder reasonably requests and do any and all other acts and things which may be necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of such Registrable Securities; use commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective; and use commercially reasonable efforts to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

(f)                                    The Company will notify each Holder, Holders’ Counsel and any Underwriter promptly and (if requested by any such Person) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or prospectus or for additional information to be included in any Registration Statement or prospectus or otherwise, (iii) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or “blue sky” laws or the initiation of any proceedings for that purpose, and (iv) of the happening of any event which makes any statement made in a Registration Statement or related prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such Registration Statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements in the Registration Statement and prospectus not misleading in light of the circumstances in which they were made; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Holder hereby agrees to keep any disclosures under subsection (iv) above confidential until such time as a supplement or amendment is filed.

(g)                                 The Company will make generally available an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days after the end of the 12-month period beginning with the first day of the Company’s first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

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(h)                                 The Company will enter into customary agreements reasonably satisfactory to the Company (including, if applicable, an underwriting agreement in customary form and which is reasonably satisfactory to the Company) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

(i)                                     The Company, during the period when the prospectus is required to be delivered under the Securities Act, promptly will file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

(j)                                     The Company shall cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities of the same class issued by the Company are then listed.

(k)                                  The Company shall otherwise comply with all applicable rules and regulations of the Commission.

The Company may require each Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration, including, without limitation, all such information as may be requested by the Commission or the National Association of Securities Dealers, Inc.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.04(f) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.04(f) hereof, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective (including the period referred to in Section 2.04(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.04(f) hereof to the date when the Company shall make available to the Holders a prospectus supplemented or amended to conform with the requirements of Section 2.04(f) hereof.

Section 2.05.                             Blackout Provisions.

(a)                                  Notwithstanding anything in this Agreement to the contrary, by delivery of written notice to any of the participating Holders (a “Suspension Notice”), stating which one or more of the following limitations shall apply to the addressee of such Suspension Notice, the Company may (1) postpone effecting a registration under this Agreement, or (2) require such addressee to refrain from disposing of Registrable Securities under the registration, in either case for a period of no more than 90 consecutive days from the delivery of such Suspension Notice (which period may not be extended or renewed). The Company may postpone effecting a

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registration or apply the limitations on dispositions specified in clause 2 if (x) the Company in good faith determines that such registration or disposition would materially impede, delay or interfere with any material financing, offer or sale of equity securities of the Company, acquisition, disposition or other material transaction by the Company or any of its material subsidiaries, (y) an investment banking firm of recognized national standing shall advise the Company in writing that effecting the registration or the disposition by such person of Registrable Securities or other equity securities of the Company, as the case may be, would materially and adversely affect an offering of equity securities of the Company, by the Company for its own account the preparation of which had then been commenced, or (z) the Company in good faith determines that the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company reasonably believes would not be in the best interests of the Company; provided that the Company may not take any action pursuant to this Section 2.05 for a period of time in excess of 120 days in any one year period.

(b)                                 If the Company shall take any action pursuant to clause 2 of Section 2.05(a) with respect to any participating Holder in a period during which the Company shall be required under Section 2.04(a) to cause the Registration Statement to remain effective under the Securities Act and the prospectus to remain current, such period shall be extended for such person by one day beyond the end of such period for each day that, pursuant to Section 2.05(a), the Company shall require such person to refrain from disposing of Registrable Securities owned by such person.

Section 2.06.                             Liquidated Damages.

(a)                                  Notwithstanding anything herein to the contrary, if: (i) a Registration Statement is not filed with the Commission on or prior to the Filing Date, or (ii) a Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Date (any such failure being referred to as an “Event” and the date on which such Event occurs being referred to as the “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law: (x) on each such Event Date the Company shall pay to each Holder, pro-rata in accordance with the number of Registrable Securities held by each Holder, an amount equal to $75,000, payable at the Company’s option, in either cash or additional shares of Common Stock, as liquidated damages; and (y) on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder, pro-rata in accordance with the number of Registrable Securities held by each Holder, an amount equal to $75,000, payable at the Company’s option, in either cash or additional shares of Common Stock, as liquidated damages. Cash liquidated damages shall be paid to the Holders of Registrable Securities entitled to receive such liquidated damages by wire transfer in immediately available funds to the accounts designated by such Holders.

(b)                                 In the event the filing or effectiveness of a Registration Statement is delayed pursuant to the blackout provisions contained in Section 2.05 hereof (other than any such delay relating to the Designated Registration Statement, if such registration statement does not cover the Registrable Securities), the Filing Date or the Effectiveness Date (for the purposes

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of calculating liquidated damages pursuant to this Section 2.06), as applicable, shall be extended for that number of days equal to such blackout period, not to exceed 120 days.

(c)                                  Notwithstanding the foregoing, if an Event occurs solely because one or more Holders electing to include Registrable Securities in the Registration Statement did not provide the Company with information which is required to be disclosed in the Registration Statement and which the Company reasonably required the Holders to so provide in writing at least 15 days prior to the Filing Date and/or Effectiveness Date, as the case may be, the Company’s obligation to pay liquidated damages to such Holder(s) with respect thereto will not begin to accrue until five business days after such information has been provided.

ARTICLE III.

INDEMNIFICATION

Section 3.01.                             Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder, each of its partners, officers, directors, employees and agents, and each Person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling Person (collectively, the “Controlling Persons”), from and against any loss, claim, damage, liability, attorneys’ fees, costs and expenses of investigating and defending any such claim (collectively, the “Damages”) and any action in respect thereof to which such Holder, its partners, officers, directors, employees and agents, and any such Controlling Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus or any preliminary prospectus, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, except insofar as the same are based upon information furnished in writing to the Company by such Holder expressly for use therein, and shall reimburse such Holder, its partners, officers, directors, employees and agents, and each such Controlling Person for any legal and other expenses reasonably incurred by such Holder, its partners, officers, directors, employees and agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings.

Section 3.02.                             Indemnification by the Holders. Each Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors, employees and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling Person, to the same extent as the foregoing indemnity from the Company to the Holders, but only with reference to information related to the Holders, or their plan of distribution, furnished in writing by the Holders expressly for use in any Registration Statement or prospectus, or any amendment or supplement thereto, or any preliminary prospectus. The Holders not shall be required to indemnify any Person pursuant to

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this Section 3.02 for any amount in excess of the net proceeds of the Registrable Securities sold for the account of the Holders.

Section 3.03.                             Conduct of Indemnification Proceedings. Promptly after receipt by any Person in respect of which indemnity may be sought pursuant to Section 3.01 or 3.02 (an “Indemnified Party”) of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an “Indemnifying Party”), notify the Indemnifying Party in writing of the claim or the commencement of such action; provided that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under Section 3.01 or 3.02 except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, that, the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys who shall represent any other holders of Registrable Securities whose securities were included in the same registration statement absent any such conflict or potential conflict of interest (together with appropriate local counsel) at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

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ARTICLE IV.

MISCELLANEOUS

Section 4.01.                             Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees, so long as there are outstanding Registrable Securities, to use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time while the Company is subject to such reporting requirements of the Exchange Act.

Section 4.02.                             Holdback Agreement. Subject to the provisions hereof, in the event the Company proposes to enter into an underwritten public offering, each Holder who beneficially owns 5% or more of the outstanding Common Stock agrees to enter into a customary agreement with the managing Underwriters not to effect any sale or distribution of equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities, during the period beginning on the date of such offering and extending for up to 90 days if so requested by the Company and the Underwriters; provided that no Holder shall be so obligated unless the Company and each other stockholder beneficially owning 5% or more of the outstanding Common Stock enter into the same or comparable lock-up agreement for the same period; provided, further, that no Holder shall be obligated to enter into more than one such agreement in any twelve-month period.

Section 4.03.                             Termination of Registration Rights. The rights granted under this Agreement shall terminate on the date on which the Holders no longer own Registrable Securities.

Section 4.04.                             Amendment and Modification. This Agreement may be amended, modified and supplemented, and any of the provisions contained herein may be waived, only by a written instrument signed by the Company and each Holder.

Section 4.05.                             Binding Effect; Entire Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and executors, administrators and heirs; provided that any assigns of the Holders (including assigns of such assigns) must execute a counterpart of this Agreement and agree to be fully bound by the provisions contained herein; provided further that no transferee of a Holders, except an Affiliate of such Holders (including a transferee of the assigns of a Holders) shall have the benefit of such rights unless such transferee beneficially owns at least 3% of the outstanding Common Stock after giving effect to such transfer. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

Section 4.06.                             Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

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Section 4.07.                             Notices and Addresses. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service, if personally served or sent by facsimile; on the business day after notice is delivered to a courier or mailed by express mail, if sent by courier delivery service or express mail for next day delivery; and on the third day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid and addressed as follows:

If to the Company:

Hawaiian Holdings, Inc.
3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
Attention:  Peter R. Ingram, Chief Financial Officer
Facsimile: (808) 835-3690
Telephone:  (808) 835-3030

with a copy to:

Dechert LLP

30 Rockefeller Plaza

New York, New York 10112

Attention:  Charles I. Weissman , Esq.

Facsimile:   (212) 698-3599

Telephone:  (212) 698-3847

If to a Holder, at such address and facsimile number listed on Schedule 1 hereto.

with a copy to:

Sidley Austin LLP

555 West Fifth Street, 40th Floor

Los Angeles, CA 90013

Attention: Gary J. Cohen, Esq.

Facsimile: (213) 896-6600

Telephone: (213) 896-6013

Section 4.08.                             Governing Law. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal Laws of the State of Delaware, without regard to the conflicts of Law principles thereof which would specify the application of the Law of another jurisdiction.

Section 4.09.                             Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

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Section 4.10.                             Counterparts. This Agreement may be executed via facsimile and in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

Section 4.11.                             Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

Section 4.12.                             Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law, it being agreed by the parties that the remedy at law, inducing monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

Section 4.13.                             Pronouns. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

Section 4.14.                             Jurisdiction. Each Holder and the Company (a) hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court sitting in the State of Delaware for the purposes of any suit, action or other proceeding arising out of this Agreement or the subject matter hereof brought by the Company or any Holder, and (b) hereby waives and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

HAWAIIAN HOLDINGS, INC.

By:
	Name:	Peter R. Ingram
	Title:	Chief Financial Officer and Treasurer

[Signature Page to Registration Rights Agreement]

HOTEL ALPHA HOLDING COMPANY, LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

D.B. ZWIRN SPECIAL OPPORTUNITIES
FUND, L.P.

By:	D.B. Zwirn Partners, LLC,
its general partner

By:	Zwirn Holdings, LLC,
its managing member

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

QVT FUND LP

By: its general partner, QVT Associates GP LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

DEUTSCHE BANK AG, LONDON BRANCH

By: its investment manager, QVT Financial LP

By: its general partner, QVT Financial GP LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

ORE HILL FUND LP

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

GOLDENTREE CAPITAL SOLUTIONS FUND
FINANCING

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

GOLDENTREE CAPITAL OPPORTUNITIES, LP

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

CONTEXT CONVERTIBLE ARBITRAGE FUND,
L.P.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

CONTEXT CONVERTIBLE ARBITRAGE
OFFSHORE, LTD.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Schedule 1  -  Holders

Name	Address and Facsimile Number

HOTEL ALPHA HOLDINGS, LLC	9665 Wilshire Boulevard, Suite 200
Beverly Hills, CA 90212
Attention: Jack Hersch
Facsimile: (310) 247-2701

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.	745 Fifth Avenue, 18th Floor
New York, NY 10151
Attention: Vasan Kesavan
Facsimile: (646) 720-9105

QVT FUND LP	527 Madison Avenue, 8th Floor
New York, NY 10022
Attention: Fati Sadeghi-Nejad
Facsimile: (212) 705-8820

DEUTSCHE BANK AG, LONDON BRANCH	c/o QVT Financial LP
527 Madison Avenue, 8th Floor
New York, NY 10022
Attention: Fati Sadeghi-Nejad
Facsimile: (212) 705-8820

ORE HILL FUND LP	650 Fifth Avenue, 9th Floor
New York, New York 10019
Attention: Claude A. Baum
Facsimile: (212) 389-2332

GOLDENTREE CAPITAL SOLUTIONS FUND FINANCING	300 Park Avenue, 21st Floor
New York, NY 10022
Attention: Barry Ritholz
Facsimile: (212) 847-3537

GOLDENTREE CAPITAL OPPORTUNITIES	300 Park Avenue, 21st Floor
New York, NY 10022
Attention: Barry Ritholz
Facsimile: (212) 847-3537

CONTEXT CONVERTIBLE ARBITRAGE FUND, L.P.	12626 High Bluff Drive
Suite 440
San Diego, CA 92130
Attention: Michael Escobedo
Facsimile: (858) 481-3667

CONTEXT CONVERTIBLE ARBITRAGE OFFSHORE, LTD.	12626 High Bluff Drive
Suite 440
San Diego, CA 92130
Attention: Michael Escobedo
Facsimile: (858) 481-3667